CERTIFICATION

I, George A. McQuain, certify that:

1.	I have reviewed this Form 10-QSB of Global Axcess Corp;

2.
Based on my knowledge, this report does not contain any untrue  statement of a material fact or omit to state a material fact necessary  to make the statements made, in light of the circumstances under which  such statements were made, not misleading with respect to the period  covered by this report;

3.
Based on my knowledge, the financial statements, and other financial  information included in this report, fairly present in all material  respects the financial condition, results of operations and cash flows  of the small business issuer as of, and for, the periods presented in  this report;

4.
The small business issuer's other certifying officer(s) and I are  responsible for establishing and maintaining disclosure controls and  procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))  and internal control over financial reporting (as defined in Exchange  Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and  have:

(a)
Designed such disclosure controls and procedures, or  caused such disclosure controls and procedures to be designed  under our supervision, to ensure that material information  relating to the small business issuer, including its  consolidated subsidiaries, is made known to us by others  within those entities, particularly during the period in which  this report is being prepared;

(b)
Designed such internal control over financial reporting,  or caused such internal control over financial reporting to be  designed under our supervision, to provide reasonable  assurance regarding the reliability of financial reporting and  the preparation of financial statements for external purposes  in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the small business issuer's  disclosure controls and procedures and presented in this  report our conclusions about the effectiveness of the  disclosure controls and procedures, as of the end of the  period covered by this report based on such evaluation; and

(d)
Disclosed in this report any change in the small business  issuer's internal control over financial reporting that  occurred during the small business issuer's most recent fiscal  quarter (the small business issuer's fourth fiscal quarter in  the case of an annual report) that has materially affected, or  is reasonably likely to materially affect, the small business  issuer's internal control over financial reporting; and

5.
The small business issuer's other certifying officer(s) and I have  disclosed, based on our most recent evaluation of internal control over  financial reporting, to the small business issuer's auditors and the  audit committee of the small business issuer's board of directors (or  persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in  the design or operation of internal control over financial  reporting which are reasonably likely to adversely affect the  small business issuer's ability to record, process, summarize  and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: August 7, 2007

/s/ George A. McQuain
George A. McQuain President and Chief Executive Officer